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                                                                    Exhibit 23.1
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                             ACCOUNTANTS' CONSENT
                             --------------------

The Board of Directors
Cablevision Systems Corporation:


        We consent to the incorporation by reference in the registration statement on Form S-4 of Cablevision Systems Corporation of our report dated March 10, 1995, relating to the consolidated balance sheets of Cablevision Systems Corporation and subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of operations, stockholders' deficiency and cash flows for each of the years in the three-year period ended December 31, 1994, and the related schedule, which report appears in the December 31, 1994 annual report on Form 10-K of Cablevision Systems Corporation, and to the references to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.

                                        /s/  KPMG Peat Marwick LLP
                                        KPMG Peat Marwick LLP

Jericho, New York
October 24, 1995
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                             ACCOUNTANTS' CONSENT
                             --------------------

The Board of Directors
A-R Cable Services, Inc.:


        We consent to the incorporation by reference in the registration statement on Form S-4 of Cablevision Systems Corporation of our report dated March 10, 1995, relating to the consolidated balance sheets of A-R Cable Services, Inc. and subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of operations, stockholders' deficiency and cash flows for each of the years in the three-year period ended December 31, 1994, which report appears as an exhibit in the December 31, 1994 annual report on Form 10-K of Cablevision Systems Corporation, and to the reference to our firm under the heading "Experts" in the prospectus.

                                        /s/  KPMG Peat Marwick LLP
                                        KPMG Peat Marwick LLP

Jericho, New York
October 24, 1995

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                             ACCOUNTANTS' CONSENT
                             --------------------

The General Partners
Cablevision of Boston Limited Partnership:


        We consent to the incorporation by reference in the registration statement on Form S-4 of Cablevision Systems Corporation of our report dated March 10, 1995, except as to Note 11 which is as of April 14, 1995, relating to the consolidated balance sheets of Cablevision of Boston Limited Partnership and consolidated company as of December 31, 1994 and 1993, and the related consolidated statements of operations, partners' deficiency and cash flows for each of the years in the three-year period ended December 31, 1994, which report appears in the registration statement on Form S-4 (File No. 33-62717), as amended, of Cablevision Systems Corporation, and to the reference to our firm under the heading "Experts" in the prospectus.

                                        /s/  KPMG Peat Marwick LLP
                                        KPMG Peat Marwick LLP

Jericho, New York
October 24, 1995


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                             ACCOUNTANTS' CONSENT
                             --------------------

The Partners
American Movie Classics Company:


        We consent to the incorporation by reference in the registration statement on Form S-4 of Cablevision Systems Corporation of our report dated March 4, 1994, relating to the balance sheets of American Movie Classics Company as of December 31, 1993 and 1992, and the related consolidated statements of operations, partners' capital (deficiency) and cash flows for each of the years in the three-year period ended December 31, 1993, which report appears in the registration statement on Form S-4 (File No. 33-62717), as amended, of Cablevision Systems Corporation, and to the reference to our firm under the heading "Experts" in the prospectus.

                                        /s/  KPMG Peat Marwick
                                        KPMG Peat Marwick LLP

Jericho, New York
October 24, 1995